UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 6, 2017

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 S. Michigan Avenue, Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices, including Zip Code)

(312) 489-5800
(Registrant's telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01.  Regulation FD Disclosure.

Coeur Mining, Inc. (“Coeur”) today announced the final results of its offer to exchange (the “Exchange Offer”) up to $250,000,000 aggregate principal amount of its outstanding 5.875% Senior Notes due 2024 for a like principal amount of its new 5.875% Senior Notes due 2024.

According to information provided by the exchange agent, The Bank of New York Mellon, $249,775,000.00 aggregate principal amount, or 99.91%, of the privately placed 5.875% Senior Notes due 2024 were tendered for exchange in the Exchange Offer.

The Exchange Offer expired at 5:00 p.m., Eastern time, on September 6, 2017 and is expected to settle on or before Monday, September 12, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2017	COEUR MINING, INC.

	By:	/s/ Casey M. Nault
	Name:	Casey M. Nault
	Title:	Senior Vice President, General Counsel and Secretary